                                                                    Exhibit 99.1


Debtor: In re Unitel Video, Inc., et al.

Case No. 99-2979 (PJW)

                OFFICE OF THE UNITED STATES TRUSTEE -- REGION 3
                            MONTHLY OPERATING REPORT

                         FOR THE PERIOD February, 2001

================================================================================
                                             Document   Previously   Explanation
                                             Attached    Submitted      Attached

1.  Tax Receipts                                             X

2.  Bank Statements                              X

3.  Most recently filed
    Income tax return                                        X

4.  Most recent annual
    Financial statements
    Prepared by accountant                                   X

IN ACCORDANCE WITH TITLE 28, SECTION 1748 OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS -- 1 THROUGH ACCRUAL BASIS -- 9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Brian Mittman                     CONSULTANT TO UNITEL VIDEO, INC.
---------------------------------     -----------------------------------
SIGNATURE OF RESPONSIBLE PARTY        TITLE

Brian Mittman                         August 9, 2001
---------------------------------     -----------------------------------
PRINTED NAME OF RESPONSIBLE PARTY     DATE


PREPARER:

/s/ Deepak Tejwaney                   Consultant
---------------------------------     -----------------------------------
SIGNATURE OF PREPARER                 TITLE


Deepak Tejwaney                       August 9, 2001
---------------------------------     -----------------------------------
PRINTED NAME OF PREPARER              DATE


  ALL CHAPTER 11 DEBTORS MUST FILE THIS REPORT WITH THE COURT AND SERVE A COPY ON THE UNITED STATES TRUSTEE NO LATER THAN THE 15TH DAY OF THE MONTH FOLLOWING
                   THE END OF THE MONTH COVERED BY THE REPORT

                  Unitel Video February 2001 Operating Report

                                INCOME STATEMENT

                                             Oct-00         Nov-00         Dec-00         Jan-01         Feb-01
------------------------------------------------------------------------------------------------------------------
REVENUES                                     $ 863,760      $ 863,200      $ 856,758      $ 850,980      $ 867,989

COST OF SALES
     Rent                                    $ 104,066      $  96,033      $ 101,444      $ 122,453      $  38,333
     Payroll                                 $ 107,600      $ 113,720      $ 173,600      $ 107,355      $ 118,828
     Equipment leases                        $  27,828      $      --      $      --      $      --      $      --
     Other COGS                              $   3,243      $   6,685      $   7,272      $  34,735      $  13,487
     TOTAL COGS                              $ 242,737      $ 216,438      $ 282,316      $ 264,543      $ 170,648
------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
     Officer/insider compensation            $  10,769      $  10,769      $  16,154      $  10,769      $  10,769
     Overhead payroll                        $  18,634      $  17,562      $   8,496      $  28,873      $  28,423
     Insurance                               $  11,369      $   8,297      $  42,924      $  21,412      $  14,663
     Other SG&A                              $ 243,408      $ 268,524      $ 233,312      $ 196,457      $ 161,656
     TOTAL OPERATING EXPENSES                $ 284,180      $ 305,152      $ 300,886      $ 257,511      $ 215,511
------------------------------------------------------------------------------------------------------------------
GAIN/(LOSS) ON SALE OF EQUIPMENT             $(186,819)     $      --      $      --      $      --      $      --
------------------------------------------------------------------------------------------------------------------
DEPRECIATION & AMORTIZATION                  $  37,628      $ 118,001      $ 120,848      $   4,169      $  75,168
------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE                             $ 115,776      $ 114,520      $ 110,492      $ 119,396      $ 103,925
------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
     Professional fees (Kaye Scholer,
       Getzler, Heller, Houlihan-L)          $ 102,371      $ 113,822      $ 114,050      $ 218,659      $ 170,440
     U.S. Trustee fees
     Total Reorganization Expenses           $ 102,371      $ 113,822      $ 114,050      $ 218,659      $ 170,440
------------------------------------------------------------------------------------------------------------------

OTHER INCOME                                                               $   7,999      $   1,455      $     211
------------------------------------------------------------------------------------------------------------------
NET PROFIT (LOSS)                            $(105,751)     $  (4,733)     $ (63,835)     $ (11,843)     $ 132,508
------------------------------------------------------------------------------------------------------------------

Notes:
Officer/insider compensation is payroll only; doesn't include payroll tax; payroll tax is included in the direct portion. Interest expense includes many equipment leases.

                  Unitel Video February 2001 Operating Report

               BALANCE SHEET                                  NOV-00              DEC-00              JAN-00             FEB-01*
-----------------------------------------------------------------------------------------------------------------------------------
Cash                                                        $    616,636        $    644,747        $    351,587       $    613,860
Net accounts receivable                                     $    605,989        $    344,637        $    624,085       $    652,199
Prepaid corporate tax & expenses, deferred tax asset        $  1,032,502        $  1,064,375        $  1,127,090       $  1,112,853
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                        $  2,255,127        $  2,053,759        $  2,102,762       $  2,378,912
-----------------------------------------------------------------------------------------------------------------------------------
PP&E                                                        $ 34,595,036        $ 34,595,036        $ 34,595,036       $ 34,595,036
Accumulated depreciation                                    $(20,370,132)       $(20,490,980)       $(20,495,149)      $(20,570,317)
-----------------------------------------------------------------------------------------------------------------------------------
NET PP&E                                                    $ 14,224,904        $ 14,104,056        $ 14,099,887       $ 14,024,719
-----------------------------------------------------------------------------------------------------------------------------------
Deferred taxes                                              $  2,157,058        $  2,157,058        $  2,157,058       $  2,157,058
Other Assets                                                $  1,633,607        $  1,626,578        $  1,619,549       $  1,612,520
Goodwill                                                    $         --        $         --        $         --       $         --
===================================================================================================================================
TOTAL ASSETS                                                $ 20,270,696        $ 19,941,451        $ 19,979,256       $ 20,173,209
===================================================================================================================================
Prepetition accounts payable                                $  7,603,108        $  7,603,109        $  7,569,403       $  7,569,403
Postpetition accounts payable                               $    959,505        $    934,243        $    834,658       $    875,541
Accrued expenses and other current liabilities              $  3,464,426        $  3,107,292        $  2,923,129       $  2,903,195
Payroll & related expense                                   $    821,863        $    763,584        $    766,540       $    771,463
Current maturity of secured long-term debt                  $ 18,061,273        $ 18,079,108        $ 18,115,254       $ 18,117,709
Current maturity of unsecured long-term debt                $  2,199,666        $  2,181,831        $  2,145,685       $  2,143,230
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                                   $ 33,109,841        $ 32,669,167        $ 32,354,669       $ 32,380,541
-----------------------------------------------------------------------------------------------------------------------------------
Secured long-term debt                                      $  1,052,157        $  1,209,586        $  1,537,587       $  1,560,310
Unsecured long-term debt                                    $    128,141        $    145,976        $    182,122       $    184,577
Accrued retirement expense                                  $    917,276        $    917,276        $    917,276       $    917,276
-----------------------------------------------------------------------------------------------------------------------------------
LONG-TERM LIABILITIES                                       $  2,097,574        $  2,272,838        $  2,636,985       $  2,662,163
-----------------------------------------------------------------------------------------------------------------------------------
Common stock                                                $     26,755        $     26,755        $     26,755       $     26,755
Add'l paid-in capital                                       $ 27,286,352        $ 27,286,352        $ 27,286,352       $ 27,286,352
Treasury stock                                              $ (7,645,089)       $ (7,645,089)       $ (7,645,089)      $ (7,645,089)
Retained earnings                                           $(31,309,706)       $(31,309,706)       $(31,309,706)      $(31,299,311)
YTD Income/loss                                             $ (3,295,031)       $ (3,358,866)       $ (3,370,710)      $ (3,238,202)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                                  $(14,936,719)       $(15,000,554)       $(15,012,398)      $(14,869,495)
===================================================================================================================================
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                    $ 20,270,696        $ 19,941,451        $ 19,979,256       $ 20,173,209
===================================================================================================================================

* Note that balance sheet includes certain leased assets of the mobile division which were previously sold at auction and certain components of debt related to those assets. However, as removing the assets from the balance sheet would require removing the related debt, and as the amounts of debt to be removed are still being negotiated with the relevant creditors, both the assets and debt have been maintained on the balance sheet.

                  Unitel Video February 2001 Operating Report

-----------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                                                  DEC-00         JAN-01         FEB-01
-----------------------------------------------------------------------------------------------------------------
                   0-30 days old                                         $326,151        $615,031       $646,425
                   31-60 days old                                        $  8,729        $    783       $     --
                   61-90 days old                                        $  4,939        $     --       $     --
                   91+ days old                                          $  5,112        $  8,271       $  5,774
                   TOTAL ACCOUNTS RECEIVABLE                             $344,931        $624,085       $652,199
                   LESS NON-TRADE A/R                                    $    294        $     --       $     --
                   ACCOUNTS RECEIVABLE (NET)                             $344,637        $624,085       $652,199
-----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------
AGING OF POSTPETITION ACCOUNTS PAYABLE
---------------------------------------------------------------------------------------------------------------------------------
FEB-01                                           0-30 DAYS        31-60 DAYS       61-90 DAYS         91+ DAYS            TOTAL
---------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS PAYABLE                                $1,700           -$6,558          $5,005             $875,393           $875,541
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES
                                                                                                                   FEBRUARY, 2001
---------------------------------------------------------------------------------------------------------------------------------
                                                           AMOUNT
                                       BEGINNING          WITHHELD/                       ENDING TAX
                                     TAX LIABILITY         ACCRUED      AMOUNT PAID        LIABILITY          DELINQUENT TAXES
---------------------------------------------------------------------------------------------------------------------------------
FEDERAL
---------------------------------------------------------------------------------------------------------------------------------
Withholding                                               $21,244      $21,244           $       --
FICA - Employee                                           $ 9,731      $9,731            $       --
FICA - Employer                                           $ 9,731      $9,731            $       --
Unemployment                                              $   334      $   334           $       --
Income
Other
---------------------------------------------------------------------------------------------------------------------------------
Total Federal Taxes                                       $41,039      $41,039           $       --
---------------------------------------------------------------------------------------------------------------------------------
STATE & LOCAL
---------------------------------------------------------------------------------------------------------------------------------
Withholding                                              $ 8,248       $ 8,248
Sales                                                                  $    --            $      --
Excise
Unemployment                                             $ 4,333       $ 4,333
Real Property                                            $   --        $   --
Personal Property
Commercial rent tax                                      $   --        $   --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL STATE AND LOCAL               $      --            $12,581       $12,581            $       --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                         $      --            $53,621       $53,621            $       --
---------------------------------------------------------------------------------------------------------------------------------

                  Unitel Video February 2001 Operating Report

--------------------------------------------------------------------------------
                     PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------------------------------
                                    INSIDERS
--------------------------------------------------------------------------------

                                                                              CUMULATIVE UNPAID
NAME                      POSITION        TYPE OF PAYMENT      AMOUNT PAID        BALANCE
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
TOTAL PAYMENTS TO INSIDERS                                       $      --
-----------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------
                                 PROFESSIONALS
-------------------------------------------------------------------------------

                          TYPE OF     DATE OF COURT ORDER AUTHORIZING
NAME                   PROFESSIONAL             PAYMENT               AMOUNT APPROVED    AMOUNT PAID   DATE OF PAYMENT
----------------------------------------------------------------------------------------------------------------------

Kaye Scholer            Legal                                                             $ 58,596.57          9-Feb

Young Conaway           Legal                                                             $113,301.22       02/09/01
----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
ADEQUATE PROTECTION PAYMENTS
------------------------------------------------------------------------------------------------------
NAME OF CREDITOR          SCHEDULED MONTHLY    AMOUNTS PAID DURING MONTH    TOTAL UNPAID POSTPETITION
------------------------------------------------------------------------------------------------------

Heller Financial                                       $ 49K
------------------------------------------------------------------------------------------------------
Bear Stearns                                           $111K
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

                  Unitel Video February 2001 Operating Report


QUESTIONNAIRE

                                                                                                                YES        NO
                                                                                                                ---        --
 1. Have any assets been sold or transferred outside the normal course of business this reporting period?                  X
 2. Have any funds been disbursed from any account other than a debtor in possession account?                              X
 3. Are any postpetition receivables (accounts, notes or loans) due from related parties?                                  X
 4. Have any payments been made on prepetition liabilities this reporting period?                                          X
 5. Have any postpetition loans been received by the debtor from any party?                                      X
 6. Are any postpetition payroll taxes past due?                                                                           X
 7. Are any postpetition state or federal income taxes past due?                                                           X
 8. Are any postpetition real estate taxes past due?                                                                       X
 9. Are any other postpetition taxes past due?                                                                             X
10. Are any amounts owed to postpetition creditors past due?                                                     X
11. Have any prepetition taxes been paid during the reporting period?                                                      X
12. Are any wage payments past due?                                                                                        X

INSURANCE

                                                                                                                YES        NO
                                                                                                                ---        --
 1. Are worker's compensation, general liability and other necessary insurance coverages in effect?              X
 2. Are all premium payments paid current?                                                                       X
 3. Please itemize policies below

                               INSURANCE POLICIES

            TYPE OF INSURANCE                                               BROKER                                 PAYMENT
            -----------------                                               ------                                 -------
Directors & Officers Liability; Misc. Professional     ARC Excess & Surplus, LLC - financing through AI    $6725 monthly

Property Policy                                        FM Global - financing through AFCO                  Down payment - $34,449;
                                                                                                           7 installments of $11,849

General liability; auto disability; mobile             SCS Agency                                          9 payments of $10,113
liability; foreign liability; DICE; workers'
comp & two umbrella

                  Unitel Video February 2001 Operating Report

                                                                 PERSONNEL - FEBRUARY, 2001

                                                                 FULL TIME        PART TIME
1. Total number of employees at beginning of period                  20                3
2. Number of employees hired during the period
3. Number of employees terminated or resigned during the period
4. Total number of employees on payroll at end of period             20                3

                               CHANGE OF ADDRESS

Mailing address changed to 423 W. 55th St., 3rd Floor, New York, NY 10019

                  Unitel Video February 2001 Operating Report

Feb-01 CASH RECEIPTS AND
       DISBURSEMENTS                              PAYROLL         NY        MOBILE        PETTY CASH      TOTAL

     1 Cash-Beginning of Month                    (2,157)      $338,530      $4,468           $827       $341,668

       RECEIPTS
     2 Cash Sales                                                    $0                                        $0
     3 Accounts Receivable Collections                         $726,116                                  $726,116
     4 Loans & Advances                               $0             $0                                        $0
     5 Sale of Assets                                                $0                                        $0
     6 Lease & Rental Income                                                                                   $0
     7 Wages                                                                                                   $0
     8 Other-Transfers between accounts         $152,421       (152,421)         $0             --             $0
     9 Total Receipts (Total Lines 2-8)         $152,421       $573,695          $0             --       $726,116

       DISBURSEMENTS
    10 Net Payroll                               $73,606             $0          $0                       $73,606
    11 Payroll Taxes                             $56,019             $0          $0                       $56,019
    12 Sales, Use & Other Taxes Paid                            $28,580          $0                       $28,580
    13 Inventory Purchases                                           $0          $0                            $0
    14 Mortgage Payments                                             $0          $0                            $0
    15 Other Secured Note Payments                                   $0          $0                            $0
    16 Rental & Lease Payments                                       $0          $0                            $0
    17 Utilities                                                 $3,998                                    $3,998
    18 Insurance                                 $11,738        $14,663                                   $26,401
    19 Vehicles Expenses                                           $553          $0                          $553
    20 Travel                                                                                                  $0
    21 Entertainment                                                 $0          $0                            $0
    22 Repairs & Maintenance                                    $37,000          $0                       $37,000
    23 Supplies                                                 $22,215                                   $22,215
    24 Advertising                                                   $0                                        $0
    25 Household Expenses                                                                                      $0
    26 Charitable Contributions                                                                                $0
    27 Gifts                                                                                                   $0
    28 Other (Attach List)                       $11,012       $22,547          $24             $0        $33,583

    29 Total Lines 10-28                        $152,374      $129,557          $24             $0       $281,955
       REORGANIZATION EXPENSES
    30 Professional Fees-KS, Getzler                          $176,539                                   $176,539
    31 U.S. Trustee Fees                                            $0                                         $0
    32 Other - Bankruptcy Services                                $375                                       $375

    33 Total Lines 30-32                              $0      $176,914           $0             $0       $176,914

    34 Total Disbursements (Line 29-33)         $152,374      $306,471          $24             $0       $458,869

    35 Net Cash Flow (Line 9-Line 34)                $48       267,224         -$24             --        267,248

       Reconciling Difference




                  Unitel Video February 2001 Operating Report

 36 Cash-End of Month (Line 1 + L    -$2,109     $605,754    $4,444      827       $608,916
 ___________________________________________________________________________________________
 ___________________________________________________________________________________________


 28 OTHER CASH DISBURSEMENTS

                                    PAYROLL      NY         MOBILE    PETTY CASH    TOTAL
____________________________________________________________________________________________

   Security                                      $10,813     $0                    $10,813
   Utility Deposits                                   $0     $0                         $0
   Equipment Rental                                          $0                         $0
   Shipping, Postage & Messenger                 $12,463     $0                    $12,463
   Bank Charges                         $30          $80    $24                       $134
   Freelancers                                        $0     $0                         $0
   401K                             $10,982                  $0                    $10,982
   Union Dues                            $0                  $0                         $0
   Perdiems, Airfare, Hotels                      $1,702     $0                     $1,702
   Equipment R&M, Truck Rentals,
    Fuel                                              $0     $0                         $0
   Miscellaneous                         $0      -$2,511                 $0        -$2,511

   TOTAL OTHER CASH
    DISBURSEMENTS                   $11,012      $22,547    $24          $0        $33,583
___________________________________________________________________________________________

                  Unitel Video February 2001 Operating Report

   Feb-01
BANK RECONCILIATIONS                         Account #1          Account #2          Account #3
-------------------------------------------------------------------------------------------------
A BANK:                                      Fleet               Fleet               Mellon
B ACCOUNT NUMBER:                          9417-544821         9415-859803          038-5545
C PURPOSE (TYPE)                             Payroll               A/P                 A/P

Balance per Bank Statement                   $2,491              $701,337            $4,444
Total Deposits Not Credited
Outstanding Checks                           $3,018              $100,588              $0
+/- Other reconciling items (Attach List)    $1,551                 $0
Month end balance per books                 -$2,079              $600,749            $4,444

Number of last check written                2018/6295              10761              42092

--------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                     Closed              Closed
BANK RECONCILIATIONS               Account #5          Account #6          Account #7          Account #8          Account #9
-------------------------------------------------------------------------------------------------------------------------------
A BANK:                            Wells Fargo         Wells Fargo         Bank of America     Union BOC           PNC Bank
B ACCOUNT NUMBER:                  4159-405224         0290-519198         02177-04548         0720089084          10-0959-6087
C PURPOSE (TYPE)                     Payroll               A/P               Burbank              A/P                  A/P

Balance per Bank Statement             $0                   $0                  $0                 $0                 $9,919
Total Deposits Not Credited            $0                   $0                  $0                 $0                   $0
Outstanding Checks                                                                                 $0                   $0
+/- Other reconciling items
   (Attach List)                                                                $0                 $0                   $0
Month end balance per books            $0                   $0                  $0                 $0                 $9,919

Number of last check written

INVESTMENT ACCOUNTS - NONE

CURRENCY ON HAND                                                                                                        $827

TOTAL CASH-END OF MONTH                                                                                                $613,860

                  Unitel Video February 2001 Operating Report

--------------------------------------------------------------------------------

                      FLEET OPERATING BANK RECONCILIATION

--------------------------------------------------------------------------------

BALANCE PER BOOKS 02/28/2001                                         $600,749.15

ADD O/S CHECKS                                                       $100,587.73

ADJUSTED BANK BALANCE                                                $        --

BALANCE PER BANK AS ON 02/28/2001                                    $701,336.88

DIFFERENCE                                                           $        --

Outstanding Check List:


CK#                                            AMOUNT
           8132                                $        8,741.22
           8206                                $          474.00
           8297                                $           17.94
           8318                                $          104.20
           8416                                $           47.50
           9032                                $          273.15
           9176                                $       66,400.42
           9277                                $          500.00
           9308                                $          232.46
          10517                                $        5,005.00
          10728                                $          160.00
          10738                                $          525.60
          10739                                $        6,557.63
          10752                                $          102.84
          10755                                $           65.00
          10757                                $          161.36
          10759                                $        8,500.00
          10761                                $        2,604.00
Service charges                                $          115.41

TOTAL                                          $ *    100,587.73
--------------------------------------------------------------------------------

[FLEET LOGO]

                             STATEMENT OF ACCOUNTS                   PAGE 1 OF 4

                                                                     9415-859803

                                                                  STATEMENT DATE
                                                                     02/28/01
                                                                    Questions?
                                                               Call our Business
                                                               Banking Center at
                                                                   1-800-PARTNER


116       D

                                                        Cash Reserve Payment
     UNITEL VIDEO INC                    CY             |                  |
     555 WEST 57TH ST                                   |                  |
     SUITE 1240                                          ------------------
     NEW YORK NY  10019           94 ENCLOSED ITEMS       Please remit to:
                                                             FLEET BANK
                                                             Cash Reserve
                                                            PO Box 150456
                                                        Hartford, CT, 06115-0456

                                                            detach
====================================================================================================================================
                    BEGINNING      DEPOSITS, OTHER     CHECKS, WITHDRAWALS,     INTEREST       ACCOUNT ACTIVITY          ENDING
CHECKING            BALANCE        CREDITS             OTHER DEBITS             PAID           & OTHER FEES              BALANCE
------------------------------------------------------------------------------------------------------------------------------------

9415-859803         739317.75      726116.24                764097.11               .00                 .00              701336.88
------------------------------------------------------------------------------------------------------------------------------------

ACCOUNT NO.   9415-859803     COMMERCIAL CHECKING           PERIOD 02/01/01 THROUGH 02/28/01
BUSINESS BANKING CENTER ACCESS CODE 7399
--------------------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------------------
DATE                DEBITS (-)          CREDITS (+)         DESCRIPTION
02-01                                   279,804.45          WIRE INCOMING FED
                                                            02/01/01 021057
                                                            9999010201021057
                                                            26654

02-02               30.41                                   MELLON BANK N.A.
                                                            PREAUTHORIZED DDA DEBIT
                                                            NDPS           NDPSSTLMNT
                                                            200102  8788000152756
                                                            UNITEL NY
                                                            020010330992254        CCD

02-02               25.00                                   PREAUTHORIZED-DDA DEBIT
                                                            NDPS           NDPSSTLMNT
                                                            200102  8788000152772
                                                            UNITEL POST 38
                                                            020010330992387        CCD

02-02               25.00                                   PREAUTHORIZED DDA DEBIT
                                                            NDPS           NDPSSTLMNT
                                                            200102   8788000152798
                                                            EDITEL-LA
                                                            020010330992255        CCD

02-07                                   67,634.24           WIRE INCOMING FED
                                                            02/07/01  016344
                                                            9999010207016344
                                                            20000
                                                            MELLON BANK N.A.

--------------------------------------------------------------------------------
Notice:  See reverse side for important information

[FLEET BANK LOGO]

                             STATEMENT OF ACCOUNTS
                                                                  PAGE 2 OF 4

                                                                  9415-859803

                                                            STATEMENT DATE
                                                               02/28/01
                                                               Questions?
                                                           Call our Business
         116                                               Banking Center at
                                                             1-800-PARTNER

                                                         Cash Reserve Payment
                                                         --------------------
               UNITEL VIDEO INC             CY
               555 WEST 57TH ST                          --------------------
               SUITE 1240                                  Please remit to:
               NEW YORK NY   10019                            FLEET BANK
                                                             Cash Reserve
                                                            PO Box 150456
                             detach                     Hartford, CT. 06115-0456

===============================================================================
ACCOUNT NO.    9415-859803     CONTINUED      PERIOD 02/01/01 THROUGH 02/28/01

===============================================================================
                             - DEBITS AND CREDITS -
-------------------------------------------------------------------------------
          DATE       DEBITS (-)    CREDITS (+)     DESCRIPTION

          02-08      75,413.11                     REPETITIVE IBT VIA PC
                                                   02/08/01  019151
                                                   9999010208019151
                                                   2001020802689NTR
                                                   UNITEL VIDEO INC
          02-09                     36,674.02      WIRE INCOMING FED
                                                   02/09/01  021053
                                                   9999010209021053
                                                   23638
                                                   MELLON BANK N.A.
          02-20                     34,750.39      WIRE INCOMING FED
                                                   02/20/01  043561
                                                   9999010220043561
                                                   33153
                                                   MELLON BANK N.A.
          02-21                   194,177.98       WIRE INCOMING FED
                                                   02/21/01  025868
                                                   9999010221025868
                                                   19648
                                                   MELLON BANK N.A.
          02-21                    76,360.19       WIRE INCOMING FED
                                                   02/21/01  025869
                                                   9999010221025869
                                                   19649
                                                   MELLON BANK N.A.

          02-22      77,008.09                     REPETITIVE IBT VIA PC
                                                   02/22/01  035100
                                                   9999010222035100
                                                   2001022204757NTR
                                                   UNITEL VIDEO INC


-------------------------------------------------------------------------------

    Notice: See reverse side for important information

[FLEET BANK LOGO]

                             STATEMENT OF ACCOUNTS
                                                                  PAGE 3 OF 4

                                                                  9415-859803

                                                            STATEMENT DATE
                                                               02/28/01
                                                               Questions?
                                                           Call our Business
         116                                               Banking Center at
                                                             1-800-PARTNER

                                                         Cash Reserve Payment
                                                         --------------------
               UNITEL VIDEO INC             CY
               555 WEST 57TH ST                          --------------------
               SUITE 1240                                  Please remit to:
               NEW YORK NY   10019                            FLEET BANK
                                                             Cash Reserve
                                                            PO Box 150456
                             detach                     Hartford, CT. 06115-0456
================================================================================
ACCOUNT NO.    9415-859803     CONTINUED      PERIOD 02/01/01 THROUGH 02/28/01

===============================================================================
                             - DEBITS AND CREDITS -
-------------------------------------------------------------------------------
          DATE       DEBITS(-)     CREDITS (+)     DESCRIPTION

          02-23                     36,714.97      WIRE INCOMING FED
                                                   02/23/01  030172
                                                   9999010223030172
                                                   22992
                                                   MELLON BANK N.A.

=================================================================================================
     - CHECKS POSTED -                  - CHECKS POSTED -                 - CHECKS POSTED -
-------------------------------------------------------------------------------------------------
DATE     CHECK NO.     AMOUNT      DATE     CHECK NO.      AMOUNT     DATE    CHECK NO.    AMOUNT
02-15     10617      3,532.20      02-07     10679*     16,800.00     02-09    10706     9,065.94
02-01     10637*    14,235.00      02-06     10682*          9.62     02-13    10707    58,596.57
02-02     10641*       150.00      02-06     10683       1,636.57     02-15    10708   113,301.22
02-01     10643*       383.75      02-07     10684         795.63     02-20    10709     4,640.93
02-01     10647*    28,345.83      02-08     10685         325.00     02-23    10710       106.83
02-01     10650*        90.79      02-09     10686         120.50     02-16    10711       500.00
02-09     10656*       105.25      02-02     10687       1,800.00     02-20    10712       658.16
02-01     10657        676.56      02-02     10688         450.00     02-23    10713        71.60
02-14     10659*       567.60      02-02     10689       8,024.57     02-26    10714     2,016.19
02-01     10660         36.81      02-12     10690       2,533,05     02-21    10715     3,582.02
02-01     10661         64.63      02-14     10691       3,479.17     02-22    10716       162.38
02-14     10663*    55,000.00      02-15     10692      11,735.00     02-26    10717       102.84
02-08     10664     11,083.48      02-15     10694*         37.71     02-27    10718    28,475.66
02-05     10666*    34,754.71      02-14     10695          97.43     02-22    10719        43.43
02-05     10667     38,531.67      02-14     10696       1,523.00     02-26    10720        19.95
02-05     10668      3,445.22      02-13     10697         375.00     02-20    10721     3,453.18
02-08     10669        166.28      02-15     10698         131.80     02-20    10722       519.60
02-09     10670      4,063.24      02-15     10699       1,543.56     02-20    10723       138.70
02-05     10671        635.00      02-12     10700          50.00     02-16    10724     8,761.76
02-08     10672        175.91      02-20     10701          57.04     02-23    10725       271.44
02-02     10673        558.23      02-12     10702         117.22     02-21    10726       553.05
02-15     10674     38,333.33      02-12     10703         939.03     02-21    10727       691.00
02-07     10675     53,131.93      02-14     10704       1,133.48     02-22    10729*        9.62
02-07     10676        846.79      02-13     10705       2,309.76     02-23    10730       350.00

                                                                           CONTINUED

-------------------------------------------------------------------------------------------------

    Notice: See reverse side for important information

[FLEET LOGO]
                             STATEMENT OF ACCOUNTS
                                                                   PAGE 4 OF 4
                                                                   9415-859803

                                                                STATEMENT DATE
                                                                   2/28/01
                                                                  Questions?
                                                               Call our Business
                                                               Banking Center at
                                                                1-800-PARTNER
116

UNITEL VIDEO INC                             CY           Cash Reserve Payment
555 WEST 57TH ST                                          --------------------
SUITE 1240
NEW YORK NY 10019                                         --------------------
                                                            Please Remit to:
                                                              FLEET BANK
                                                             Cash Reserve
                                                             PO BOX 150456
                                                         HARTFORD, CT 06115-0456

                                                          detach
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO. 9415-859803  CONTINUED                                             PERIOD 02/01/01 THROUGH 02/28/01
-----------------------------------------------------------------------------------------------------------------------------------
             - CHECKS POSTED -                           - CHECKS POSTED -                    - CHECKS POSTED -
-----------------------------------------------------------------------------------------------------------------------------------
DATE          CHECK NO.          AMOUNT          DATE          CHECK NO.         AMOUNT         DATE        CHECK NO.        AMOUNT
02-22          10731               173.93        02-27          10743              257.92       02-27        10750          1,250.00
02-22          10732               559.40        02-28          10744              264.13       02-27        10751          3,751.51
02-21          10733               224.59        02-27          10745            2,055.28       02-22        10753*           123.53
02-27          10734                39.60        02-28          10746               79.48       02-23        10754          1,575.00
02-22          10735               525.00        02-27          10747              676.56       02-22        10756*           228.07
02-26          10736             2,100.00        02-28          10748              292.98       02-23        10758*         8,475.98
02-27          10737             6,050.51        02-23          10749            1,188.24       02-27        10760*           224.37
02-26          10742*              449.00
                    *DENOTES SEQUENCE BREAK


-----------------------------------------------------------------------------------------------------------------------------------
                                                      - DAILY BALANCE SUMMARY -
-----------------------------------------------------------------------------------------------------------------------------------
DATE                       BALANCE                DATE                     BALANCE                 DATE                   BALANCE
02-01                    975,288.83               02-12              813,788.73                     02-21                 803,600.43
02-02                    964,225.62               02-13              752,507.40                     02-22                 724,766.98
02-05                    886,859.02               02-14              690,706.72                     02-23                 749,442.86
02-06                    885,212.83               02-15              522,091.90                     02-26                 744,754,88
02-07                    881,272.72               02-16              512,830.14                     02-27                 701,973.47
02-08                    794,108.94               02-20              538,112.92                     02-28                 701,336.88
02-09                    817,428.03




-------------------------------------------------------------------------------
Notice: See reverse side for important information

[FLEET LOGO]

                              STATEMENT OF ACCOUNTS                  PAGE 2 OF 2

                                                                     9417-544821

                                                                STATEMENT DATE
                                                                    02/28/01
                                                                   Questions?
                                                               Call our Business
116                                                            Banking Center at
                                                                 1-800-PARTNER

                                                            Cash Reserve Payment
     UNITEL VIDEO INC                             CY          -----------------
     PAYROLL                                                 |                 |
     555 WEST 57TH ST                                         -----------------
     SUITE 1240                                             Please remit to:
     NEW YORK NY 10019                                         FLEET BANK
                                                              Cash Reserve
                                                             PO Box 150456
                                                        Hartford, CT. 06115-0456


                                     detach
--------------------------------------------------------------------------------

ACCOUNT NO.  9417-544821  CONTINUED     PERIOD 02/01/01 THROUGH 02/28/01

--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------

     DATE           DEBITS (-)     CREDITS (+)    DESCRIPTION
     02-22          28,466.11                     PREAUTHORIZED DDA DEBIT
                                                  ADP TX/FINCL    ADP - TAX
                                                  010222 94K1H 022308A01
                                                  UNITEL VIDEO INC
                                                  020010534356766         CCD

     02-22           1,198.93                     PREAUTHORIZED DDA DEBIT
                                                  ADP TX/FINCL    ADP - TAX
                                                  010222 94K1H 022308B02
                                                  UNITEL VIDEO INC
                                                  020010534356297         CCD

     02-23          33,879.52                     PREAUTHORIZED DDA DEBIT
                                                  UNITEL VIDEO   PAYROLL
                                                  082071 K1HA01231713238
                                                  UNITEL VIDEO INC
                                                  020010523088714         PPD

     19,704.65

-----------------------------------------------------------------------------------------
 - CHECKS POSTED -                  - CHECKS POSTED -              - CHECKS POSTED -
-----------------------------------------------------------------------------------------
DATE   CHECK NO.    AMOUNT      DATE   CHECK NO.   AMOUNT       DATE   CHECK NO.   AMOUNT
02-09  2011         641.04      02-27   2016       1,987.61     02-16  6289*         694.11
02-12  2012       2,034.79      02-23   2017       1,469.49     02-28  6289*         694.11
02-09  2013       1,384.74      02-26   2018         799.28     02-14  6290        9,330.20
02-09  2014         799.28      02-01   6285*      1,159.88     02-13  6291        5,219.65
02-23  2015         803.43      02-02   6286         327.00     02-28  6294*       5,762.07

          * DENOTES SEQUENCE BREAK
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                           - DAILY BALANCE SUMMARY -
-----------------------------------------------------------------------------------------
DATE            BALANCE         DATE         BALANCE             DATE            BALANCE
02-01           1,026.65        02-13        9,873.17            02-23          11,733.58
02-02             699.65        02-14          542.97            02-26          10,934.30
02-08         49,759.15         02-16          151.14OD          02-27           8,946.69
02-09         17,127.61         02-20          542.97            02-28           2,490.51
02-12         15,092.82         02-22       47,886.02
-----------------------------------------------------------------------------------------

Notice: See reverse side for important information

[FLEET LOGO]

                             STATEMENT OF ACCOUNTS                   PAGE 1 OF 2
                                                                     9417-544821

116     D                                                      STATEMENT DATE
                                                                  02/28/01
                                                                  Questions?
                                                              Call our Business
                                                              Banking Center at
                                                               1-800-PARTNER

                                                            Cash Reserve Payment
UNITEL VIDEO INC                               CY
PAYROLL
555 WEST 57TH ST                                           Please remit to:
SUITE 1240                                                     FLEET BANK
NEW YORK NY 10019                     14 ENCLOSED ITEMS      Cash Reserve
                                                             PO Box 150456
                              detach                    Hartford, CT. 06115-0456

============================================================================================================
               BEGINNING    DEPOSITS, OTHER    CHECKS, WITHDRAWALS,   INTEREST   ACCOUNT ACTIVITY    ENDING
CHECKING       BALANCE          CREDITS          OTHER DEBITS           PAID      & OTHER FEES       BALANCE
------------------------------------------------------------------------------------------------------------

9417-544821     2186.53       153115.31           152811.33                .00            .00        2490.51
------------------------------------------------------------------------------------------------------------

ACCOUNT NO. 9417-544821    COMMERCIAL CHECKING    PERIOD 02/01/01 THROUGH 02/28/01
BUSINESS BANKING CENTER ACCESS CODE 0571
--------------------------------------------------------------------------------
                            -- DEBITS AND CREDITS --
--------------------------------------------------------------------------------
DATE           DEBITS (-)           CREDITS (+)  DESCRIPTION
02-08                               75,413.11    WIRE INTERNAL BOOK TRANS CR
                                                 02/08/01 019151
                                                 9999010208019151
                                                 2001020802689NTR
                                                 UNITEL VIDEO INC
02-08        25,154.68                           PREAUTHORIZED DDA DEBIT
                                                 ADP TX/FINCL   ADP - TAX
                                                 010208 94K1H 020906A01
                                                 UNITEL VIDEO INC
                                                 020010394598731      CCD
02-08         1,198.93                           PREAUTHORIZED DDA DEBIT
                                                 ADP TX/FINCL   ADP - TAX
                                                 010208 94K1H 020906B02
                                                 UNITEL VIDEO INC
                                                 020010394598247      CCD
02-09        29,806.48                           PREAUTHORIZED DDA DEBIT
                                                 UNITEL VIDEO PAYROLL
                                                 062061 K1HA01231713238
                                                 UNITEL VIDEO INC
                                                 020010383698781      PPD
02-20                             694.11         RETURNED CHECK

02-22                          77,008.09         WIRE INTERNAL BOOK TRANS CR
                                                 02/22/01 035100
                                                 9999010222035100
                                                 2001022204757NTR
                                                 UNITEL VIDEO INC
-------------------------------------------------------------------------------
Notice: See reverse side for important information

CHECKING 25                                                      [PNC BANK LOGO]
PNC BANK

                                                               Primary account number: 10-0959-6087

      FOR THE PERIOD 01/23/2001 TO 02/16/2001                  Page 1 of 1

                                                               Number of enclosures: 0
      UNITEL MOBILE VIDEO
      555 W 57TH ST 12TH FL                                    [PHONE GRPAHIC] For 24-hour customer service or
      NEW YORK NY 10019                                                current rates: Call 1-877-BUS-BNKG

                                                               [ENVELOPE GRAPHIC] Write to: Customer Service
                                                                          PO Box 609
                                                                          Pittsburgh, PA 15230-9738

                                                               [COMPUTER GRAPHIC] Visit us at www.pncbank.com

                                                               [TDD GRAPHIC] TDD terminal: 1-800-531-1648
                                                                     For hearing impaired clients only

======================================================================================================
CHECKING 25 SUMMARY                                          Unitel Mobile Video
Account number: 10-0959-6087 Tax ID number: 23-1713238
                            Account Link(R) number: 0231713238
------------------------------------------------------------------------------------------------------
BALANCE SUMMARY
                      Beginning       Deposits and    Checks and other                 Ending
                        balance    other additions          deductions                balance
                       9,918.96               0.00                0.00               9,918.96

                                                       Average ledger      Average collected
                                                              balance                balance
                                                             9,918.96               9,918.96
------------------------------------------------------------------------------------------------------
DEPOSITS AND OTHER ADDITIONS                          CHECKS AND OTHER DEDUCTIONS

Total                         0                0.00   Total                                 0     0.00